Exhibit 99.1

On November 9, 2006, Leonard A. Lauder ("LAL") sold 33,300 shares of Class A Common Stock at an average sale price of $39.5844. The information regarding the shares sold that day at each price per share appears in the two columns below:

        200        $39.9000
        100        $39.7400
      1,400        $39.6300
        900        $39.5200
        100        $39.9100
        100        $39.7500
        100        $39.6400
      1,400        $39.5300
        100        $39.9500
        300        $39.7600
        500        $39.6500
        600        $39.5400
        400        $39.4100
        100        $39.9800
        100        $39.7700
        400        $39.6600
      1,400        $39.5500
        400        $39.4200
        200        $40.0000
        700        $39.7800
      1,200        $39.6700
      1,700        $39.5600
        100        $39.4300
        400        $39.7900
        500        $39.6800
      1,700        $39.5700
        700        $39.4400
        400        $39.8000
        300        $39.6900
      1,000        $39.5800
      1,500        $39.4500
        600        $39.7000
        800        $39.5900
      1,900        $39.4600
      1,600        $39.6000
      1,000        $39.4700
        800        $39.4800
      1,000        $39.4900
      1,100        $39.5000
        200        $39.8100
        200        $39.8200
        300        $39.7100
        100        $39.8300
        300        $39.7200
      1,100        $39.6100
        100        $39.8500
        100        $39.7300
      2,200        $39.6200
        900        $39.5100

On November 10, 2006, LAL sold 33,300 shares of Class A Common
Stock at an average sale price of $39.979. The information regarding the shares sold that day at each price per share appears in the two columns below:

        300          $40.14
        100          $40.13
        100          $40.12
        400          $40.15
        300          $40.11
        200          $39.88
        400          $40.16
        700          $40.06
        600          $39.91
        300          $39.55
        100          $40.19
        400          $40.02
      3,000          $39.97
        200          $39.57
        300          $40.18
        500          $40.01
      3,500          $39.96
        200          $39.58
        200          $40.17
        200          $40.05
      7,800          $39.99
        200          $39.81
        200          $40.03
        900          $39.93
      1,000          $39.92
        300          $40.04
      4,200          $39.98
        700          $39.90
        100          $40.07
      2,000          $40.00
        100          $39.77
        300          $40.09
        300          $40.08
        100          $39.73
        500          $40.10
      1,200          $39.95
      1,400          $39.94


After these sales and the gift, the amounts of Class A Common Stock and Class B Common Stock beneficially owned by (a) LAL includes (i) 4,619,169 shares of Class A Common Stock held directly, (ii) 2,829,302 shares of Class A Common Stock and 42,705,540 shares Of Class B Common Stock held indirectly as the maority stockholder of LAL Family Corporation, which is the sole general partner of LAL Family Partners L.P., (iii) 40,200 shares of Class B Common Stock held individually as a trustee and beneficiary of The Estee Lauder 2002 Trust, and (iv) 390,000 shares of Class A Common Stock indirectly which are held directly by his wife, Evelyn H. Lauder ("EHL"). LAL disclaims beneficial ownership of the shares in clauses
(ii) and (iii) to the extent that he does not have a pecuniary interest in such securities and he disclaims beneficial ownership of the shares in clause (iv) owned by his wife.

(b) EHL includes (i) 390,000 shares of Class A Common Stock held directly,
(ii) 4,619,169 shares of Class A Common Stock held directly by her husband, LAL, and (iii) 2,829,302 shares of Class A Common Stock and 42,745,760 shares of Class B Common Stock held indirectly by her husband, LAL. EHL disclaims beneficial ownership of securities owned directly and indirectly by her husband, LAL.



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